                    LEHMAN BROTHERS SPECIAL FINANCING INC.
                             LEHMAN BROTHERS INC.
                    745 SEVENTH AVENUE, NEW YORK NY 10019

                                 Transaction

Date:       30 October, 2006

To:         RALI Grantor Trust I-A2A, Series 2006-QO8
                          c/o Deutsche Bank Trust Company Americas, not
               individually but solely in
            its capacity as grantor trust Trustee
            1761 East St. Andrew Place,
            Santa Ana, California 92705-4934,
            Attention:  Trust Administration; IN06A8
            Facsimile: (714) 247-6470

From:       Lehman Brothers Special Financing Inc.
            Mandy Lee - Transaction Management Group
            Facsimile: 646-885-9551
            Telephone: 212-526-9257

Ref. Numbers:   Effort ID: N1109660 / Global Deal ID: 2722799 and 2722801

SUBJECT:     CAP TRANSACTION

------------------------------------------------------------------------------

Dear Sir or Madam:

The purpose of this  communication is to set forth the terms and conditions of the  interest  rate  transaction  that has been entered into on the Trade Date referred  to  below  (the  "Transaction"),  between  Lehman  Brothers  Special
Financing Inc.  ("Party A") and Deutsche Bank Trust Company  Americas,  solely in its capacity as grantor  trust  trustee (the  "Corridor  Trustee") for RALI
Grantor  Trust  I-A2A,  Series  2006-QO8,  a trust (the "Trust" or "Party B").
This  communication  constitutes a  "Confirmation"  as referred to in the ISDA
Form specified below.

This  Confirmation  is  subject  to and  incorporates  the  terms  of the 1992 version of the preprinted multicurrency  cross-border form of Master Agreement
(the  "ISDA  Form")  published  by the  International  Swaps  and  Derivatives
Association,  Inc.  ("ISDA"),  but  without  regard  to any  modifications  or elections  that the parties  may be  entitled  to make  pursuant to a Schedule except  as  provided  in  the  Additional  Provisions  paragraph  herein.  All provisions  contained in, or incorporated by reference to, the ISDA Form shall govern this  Confirmation  except as expressly  modified  below.  In addition, this  Confirmation  shall  itself  evidence a complete  and binding  agreement between you and us as to the terms and conditions of the  Transaction to which this Confirmation relates.

Party A and Party B each  represents  that  entering into the  Transaction  is authorized and does not violate any laws of its  jurisdiction  of organization or  residence  or the terms of any  agreement to which it is a party and that, upon due execution  and delivery of this  Confirmation,  it will  constitute a legally  valid and binding  obligation,  enforceable  against it in accordance with its terms, subject to applicable  principles of bankruptcy and creditors'
rights generally and to equitable principles of general application.

The  definitions  and  provisions  contained in the 2000 ISDA  Definitions  as published by the International  Swaps and Derivatives  Association,  Inc. (the
"Definitions")  are incorporated into this  Confirmation.  In the event of any inconsistency  between  the  Definitions  and the terms of this  Confirmation,
this   Confirmation   will  govern.   For  the  purpose  of  the  Definitions,
references  herein to a  "Transaction"  shall be deemed to be  references to a
"Swap Transaction".

The terms of the  particular  Transaction to which this  Confirmation  relates are as follows:

  General Terms:
     Trade Date:                       26 October, 2006
     Effective Date:                   25 October, 2006
     Termination Date:                 25 July,  2009,  subject to adjustment in
                                       accordance  with the  Modified  Following
                                       Business Day Convention,
     Notional Amount:                  USD   132,653,000.00   for  the   initial
                                       Calculation    Period    and   for   each
                                       Calculation   Period  thereafter  as  set
                                       forth in Schedule A attached hereto.

  Fixed Amounts:
     Fixed Amount Payer:               Party B
     Fixed Amount Payer Payment Dates: Inapplicable
     Fixed Amount:                     By its  execution  hereof and with effect
                                       from  the  Trade  Date   above   Party  A
                                       irrevocably  acknowledges  receipt of all
                                       agreed  consideration  from  Party  B  in
                                       respect of this Transaction.

  Floating Amounts:
     Floating  Rate Payer:             Party A
     Floating Rate:                    The  lesser  of (i)  2.25%  and  (ii) the
                                       greater  of (a) 0% and (b)  USD-LIBOR-BBA
                                       with a  Designated  Maturity of one month
                                       minus 9.10%
     Floating Rate Payer               The  twenty-fifth  (25th) calendar day of
     Period End Dates:                 each  month,   from  and   including   25
                                       November,   2006  to  and  including  the
                                       Termination  Date,  subject to adjustment
                                       in    accordance    with   the   Modified
                                       Following Business Day Convention.
     Early Payment:                    One  (1)  Business  Day  preceding   each
                                       Floating Rate Payer Period End Date.
     Spread:                           Inapplicable
     Floating Rate Day Count Fraction: Actual/360
     Reset Dates:                      The first day of each Calculation Period

  Business Days:                       New York

  Miscellaneous:
      Calculation Agent:               Party A
      Governing Law:                   New York,  without reference to choice of
                                       law doctrine.
      Transfer:                        Notwithstanding  Section  7 of  the  ISDA
                                       Form,  Party A may  assign its rights and
                                       obligations  under this  Transaction,  in
                                       whole and not in part,  to any  Affiliate
                                       of   Lehman   Brothers    Holdings   Inc.
                                       ("Holdings")  effective  upon delivery to
                                       Party B of the guarantee by Holdings,  in
                                       favor of Party B, of the  obligations  of
                                       such Affiliate.
     Credit Support Provider:          With respect to Party A, Lehman  Brothers
                                       Holdings Inc. ("Holdings").
      Termination Currency:            USD
   Additional Provisions:

      1.   Sections 5(a)(ii),  (iii),  (iv),  (v),  (vi),  and (vii)(2) of the
           ISDA Form will not apply to Party B.

      2.   The  "Automatic  Early  Termination"  provisions of Section 6(a) of the ISDA Form will not apply.

      3.   Payments on Early  Termination.  For the  purposes of Section  6(e)
           of the ISDA Form, Loss and Second Method will be used.

      4.   Representations.  Section 3 of the ISDA Form is hereby  amended  by adding the following additional subsections:

(a)   No Agency.  It is entering into this Transaction as principal.

(b)   Eligible   Contract   Participant.   It   is   an   "eligible   contract
               participant" as defined in the Commodity Futures  Modernization
               Act of 2000.

(c)   No Reliance.  In  connection  with the  negotiation,  entering  into and execution of this Transaction,  Party B acknowledges and agrees that:  (i) Party A is acting for its own  account  and not as a fiduciary  for, or financial or investment  advisor to, Party B
               (or in any  similar  capacity)  regardless  of whether  Party A provides  Party B with market  information  or its views;  (ii)
               Party  B  is  not  relying  upon  any  communications  (whether written  or oral)  from  Party A as  investment  advice or as a recommendation  to enter into this Transaction  (other than the representations  expressly  set  forth  in the ISDA  Form),  it being understood that  information and explanations  related to the  terms  and  conditions  of this  Transaction  shall not be considered  investment advice or a recommendation to enter into this  Transaction;  (iii) Party B has not received from Party A any  assurance or guarantee as to the expected  results of this
               Transaction and understands the risks of the Transaction;  (iv)
               Party B has  consulted  with its own  legal,  regulatory,  tax, business,  investment,  financial,  and accounting  advisors to the  extent it has  deemed  necessary,  and it has made its own independent  investment,  hedging,  and trading decisions based upon its own  judgment  and upon any advice from such  advisors as it has deemed  necessary and not upon any view  expressed by
               Party  A; and (v)  Party B has  determined  based  upon its own
               judgment   and  upon   any   advice   received   from  its  own
               professional  advisors  as it has deemed  necessary  to consult that  entering into the  Transaction  is  appropriate  for such party in light of its financial capabilities and objectives.

             5.         Netting  of  Payments.  Subparagraph  (ii) of Section
           2(c)   of   the    ISDA    Form    will    not    apply    to   any
           Transaction between the parties hereto.

      6.   Waiver  of Trial By Jury.  Insofar  as is  permitted  by law,  each party  irrevocably  waives  any and all  rights to trial by jury in any legal  proceeding  in  connection  with this  Transaction,  and acknowledges  that this  waiver  is a  material  inducement  to the other party's entering into this Transaction.

      7.    Compliance  with  Regulation  AB.  Party A and Party B agree  that the terms of the Item 1115 Agreement  dated as of October 30, 2006
            (the  "Indemnification  Agreement"),   among  Residential  Funding
            Company,  LLC,  Residential Accredit Loans, Inc. and Party A shall be incorporated by reference into this  Confirmation so that Party
            B  shall  be  an   express   third   party   beneficiary   of  the
            Indemnification   Agreement.   A  copy   of  the   Indemnification
            Agreement is attached hereto as Exhibit A.

      8.    Limitation of  Liability.  It is expressly  understood  and agreed by the parties hereto that (a) this  Confirmation  is executed and delivered  by  Deutsche  Bank Trust  Company  Americas  ("Deutsche
            Bank"),  not individually or personally but solely as the Corridor trustee,  in the  exercise of the powers and  authority  conferred and  vested  in  it,  (b) the  representations,  undertakings  and agreements  herein  made on the  part of the  Trust  are  made and
            intended  not  as  personal   representations,   undertakings  and
            agreements  by  Deutsche  Bank but are made and  intended  for the purpose of binding only the Trust,  (c) nothing  herein  contained shall be  construed as creating  any  liability on Deutsche  Bank,
            individually  or  personally,   to  perform  any  covenant  either
            expressed or implied  contained  herein,  all such  liability,  if any, being expressly  waived by the parties who are signatories to this  Confirmation and by any person claiming by, through or under such parties and (d) under no  circumstances  shall  Deutsche Bank be  personally  liable  for the  payment  of any  indebtedness  or expenses  of the Trust or be liable  for the  breach or failure of any  obligation,  representation,  warranty  or  covenant  made or undertaken by the Trust under this Confirmation.

      9.    Non-Petition.   Lehman  Brothers  Special  Financing  Inc.  hereby
            irrevocably and unconditionally  agrees that it will not institute against,  or join any other  person in  instituting  against,  the
            Party B, any bankruptcy, reorganization,  arrangement, insolvency, or similar  proceeding under the laws of the United States, or any
            other   jurisdiction   until  one  year  and  one  day  after  the
            termination of this Trust.

      10.  Severability.  If any term,  provision,  covenant,  or condition of this  Confirmation,  or the  application  thereof  to any  party or circumstance,  shall be held to be  invalid  or  unenforceable  (in whole or in part) for any reason, the remaining terms,  provisions, covenants,  and conditions  hereof shall continue in full force and effect as if this  Confirmation  had been executed with the invalid or unenforceable  portion eliminated,  so long as this Confirmation as so modified  continues to express,  without material change, the original  intentions  of the  parties as to the  subject  matter of this  Confirmation  and  the  deletion  of  such  portion  of  this
           Confirmation will not substantially  impair the respective benefits or expectations of the parties.

      11.  Fully-Paid  Transaction.  Notwithstanding  anything to the contrary in Section 5 or 6 of the ISDA  Form,  if at any time and so long as one of the parties to this Confirmation  ("X") shall have satisfied in full all its  payment and  delivery  obligations  under  Section
           2(a)(i)  and shall at the time have no future  payment or  delivery obligations,  whether absolute or contingent, under such Section or otherwise under the ISDA Form, then:
           (i) the occurrence of an event described in Section 5(a) other than Section 5(a)(vii)  with respect to X or any Credit Support
           Provider or Specified Entity of X shall not constitute an Event of
           Default or Potential Event of Default with respect to X, and
           (ii) the other party ("Y") shall be entitled to  designate an Early
           Termination  Date  pursuant  to  Section  6 only as a result of the occurrence  of an Event of Default  set forth in Section  5(a)(vii)
           with respect to X as the Defaulting  Party, or a Termination  Event
           set forth in (x) Section  5(b)(i),  5(b)(ii),  5(b)(v) with respect to Y as the Affected  Party or (y) Section  5(b)(iii)  with respect to Y as the Burdened Party,
           unless (A) Y is required  pursuant to  appropriate  proceedings  to return to X or otherwise  returns to X upon demand of X any portion of any payment or delivery,  or (B) a termination amount (after the
           termination   or  liquidation   of  any  Other   Agreement(s)   and
           application  of all  applicable  netting or set-off  provisions) or payment,  delivery or collateral  transfer  would then be owed by X to Y. As used in this clause,  "Other Agreement" means any contract
           or  transaction,   including  an  agreement  with  respect  thereto
           (whether  or not  effected  pursuant  to a  master  agreement)  now existing or  hereafter  entered  into  between X and (i) Y, or (ii)
           any Affiliate of Y.
      Payment Instructions for Party B in USD:

                                    Deutsche Bank Trust Company Americas
                                    ABA# 021001033
                                    Account# 01419663
                                    Account Name: NYLTD Funds Control/Stars
                              West
                                    Ref: RALI Grantor Trust I-A2A, Series
                                    2006-QO8 Corridor

Please   confirm  your   agreement   with  the  foregoing  by  executing  this
Confirmation  and  returning  such  Confirmation,  in its  entirety,  to us at
facsimile  number   646-885-9551   (United  States  of  America),   Attention:
Documentation.

                                    Very truly yours,

                                    Lehman Brothers Special Financing Inc.

                                    /s/ Anatoly Koslov

                                    By:_____________________________________
                                    Authorized Signatory

Accepted and confirmed as
of the date first written
RALI Grantor Trust I-A2A, Series 2006-QO8
By:  Deutsche Bank Trust Company Americas
not in its individual capacity but solely as Corridor Trustee

By:   /s/ Melissa Wilman
Name:  Melissa Wilman
Title:  Vice President

                                  Schedule A

-------------------------------------------------------------
Calculation Period from   Calculation Period     Notional
     and including       up to but excluding    Amount (in
                                                   USD)
-------------------------------------------------------------
         -------------------------------------------------------------
                 October 25, 2006    November 25, 2006 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                November 25, 2006    December 25, 2006 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                December 25, 2006     January 25, 2007 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                 January 25, 2007    February 25, 2007 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                February 25, 2007       March 25, 2007 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                   March 25, 2007       April 25, 2007 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                   April 25, 2007         May 25, 2007 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                     May 25, 2007        June 25, 2007 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                    June 25, 2007        July 25, 2007 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                    July 25, 2007      August 25, 2007 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                  August 25, 2007   September 25, 2007 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
               September 25, 2007     October 25, 2007 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                 October 25, 2007    November 25, 2007 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                November 25, 2007    December 25, 2007 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                December 25, 2007     January 25, 2008 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                 January 25, 2008    February 25, 2008 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                February 25, 2008       March 25, 2008 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                   March 25, 2008       April 25, 2008 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                   April 25, 2008         May 25, 2008 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                     May 25, 2008        June 25, 2008 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                    June 25, 2008        July 25, 2008 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                    July 25, 2008      August 25, 2008 132,653,000.00
         -------------------------------------------------------------
         -------------------------------------------------------------
                  August 25, 2008   September 25, 2008 126,670,782.83
         -------------------------------------------------------------
         -------------------------------------------------------------
               September 25, 2008     October 25, 2008 113,565,431.95
         -------------------------------------------------------------
         -------------------------------------------------------------
                 October 25, 2008    November 25, 2008  99,984,967.62
         -------------------------------------------------------------
         -------------------------------------------------------------
                November 25, 2008    December 25, 2008  86,322,840.45
         -------------------------------------------------------------
         -------------------------------------------------------------
                December 25, 2008     January 25, 2009  73,151,176.63
         -------------------------------------------------------------
         -------------------------------------------------------------
                 January 25, 2009    February 25, 2009  60,454,896.46
         -------------------------------------------------------------
         -------------------------------------------------------------
                February 25, 2009       March 25, 2009  48,216,283.44
         -------------------------------------------------------------
         -------------------------------------------------------------
                   March 25, 2009       April 25, 2009  36,420,501.10
         -------------------------------------------------------------
         -------------------------------------------------------------
                   April 25, 2009         May 25, 2009  25,020,852.24
         -------------------------------------------------------------
         -------------------------------------------------------------
                     May 25, 2009        June 25, 2009  14,010,861.59
         -------------------------------------------------------------
         -------------------------------------------------------------
                    June 25, 2009        July 25, 2009   3,375,543.47
         -------------------------------------------------------------